                      AMENDMENT TO STOCK OPTION AGREEMENT,
                            CONSENT TO PLAN AMENDMENT
                 AND ACKNOWLEDGEMENT OF EMPLOYMENT ARRANGEMENTS

         This Agreement is made as of the 15th day of July, 2003, between
Pinnacle Holdings Inc. (the "Company") and Jeffrey Langdon ("Optionee").

         Optionee has been granted options (the "Options") pursuant to the
Pinnacle Holdings Inc. Employee Stock Option Plan (the "Plan"), and Optionee and
the Company are currently parties to one option agreement (the "Option
Agreement"), attached as Exhibit A hereto, with respect to the Options, setting forth the terms and conditions of the Options.

         In consideration of valuable consideration, Optionee hereby agrees with the Company as follows:

         1. Option Plan Amendments. Notwithstanding any of the provisions, terms or conditions of the Plan, the Option Agreement or other agreement to the contrary, Optionee consents to the proposed amendments to be made by the Board of Directors of the Company to the Plan (which amendments may be made prior to the time this agreement is delivered) which are set forth in the marked version of the Plan attached hereto as Exhibit B (the "Amended Plan").

         2. Option Agreement. Optionee and the Company understand and agree that the Amended Plan will fully supersede the Plan and the terms of any other agreement between the Optionee and the Company and that, since the Plan's provisions are incorporated into the Option Agreement, the Option Agreement will be amended by the Amended Plan to the extent that there are any inconsistencies between the Amended Plan and the Option Agreement. The Option Agreement will also be amended by the provisions set forth in paragraphs 3 and 4 below.
Optionee agrees that except as set forth in the Option Agreement or this agreement, no other agreement shall be deemed to contain any provisions governing the terms and conditions of the options granted pursuant to the Option
Agreement.

         Optionee acknowledges that the Company and Optionee have not entered into any separate agreement which provides for different vesting terms, whether conditioned upon the occurrence of any event relating to the Company or the
Optionee or otherwise.

         3. Vesting Provisions. In addition, Optionee and the Company understand and agree that Section 3(a) of the Option Agreement is hereby amended to replace the words "over a three year period on each anniversary of the Date of Grant"
with the words "over a three year period on each anniversary of January 1,
2003."

         4. Number of Shares Covered by Option. Optionee hereby agrees that the number of $10 Shares (as defined in the Option Agreement) under the Option
Agreement is 20,500 and that the number of $20 Shares (as defined in the Option
Agreement) under the Option Agreement is 20,500.

         5. No Other Equity Interests. Optionee acknowledges, and hereby represents and warrants to the Company, that except for the securities covered by the Option Agreement, the Optionee has not been promised by the Company or any other person or entity, and the Optionee has no right, title or interest in any stock of the Company or any options, warrants, rights or other securities convertible into or exchangeable for any stock or any options, warrants, rights or other securities of the Company or any of its subsidiaries.

         6. No Other Agreements. Optionee acknowledges, and hereby represents and warrants to the Company, that except for the agreement attached as Exhibit C hereto, there are no written or other agreements between the undersigned and the
Company or any subsidiary thereof (or any predecessor thereto) that are not null and void, and that the agreement attached as Exhibit C hereto, except to the extent superceded by Option Agreement (as amended pursuant hereto) and this
Agreement, constitutes the entire agreement between the undersigned and the
Company with respect to the employment of the undersigned.

         7. Governing Law. This agreement shall be governed by the laws of the
State of Delaware, without regard to the conflicts of laws provisions thereof.

                                       ACKNOWLEDGED AND AGREED:

                                       /s/ Jeffrey Langdon
                                       ----------------------------
                                       Jeffrey Langdon

                                       /s/ David Grain
                                       ----------------------------
                                       David Grain
                                       President
                                       Pinnacle Holdings, Inc.